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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported)   March 5, 2001
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                           BIOGAN INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its Charter)


           Delaware                    0-31479                  58-1832055
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(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)



                     7213 Potomac Drive, Boise, Idaho     83704
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code   (208) 376-8500
                                                     ---------------------------



                                 Not Applicable
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          (Former name or former address, if changed since last report)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On March 5, 2001, Biogan International, Inc. (the "Company") received a letter from Bersch Accounting (the "Former Auditors") informing the Company that it was resigning as the Company's auditors. A copy of the Former Auditors' letter (the "Resignation Letter") is attached hereto as Exhibit 16.1.

         The report on the Company's (i) balance sheets as of June 30, 2000,
(ii) related statements of operations, statements of changes in stockholders' equity and statements of cash flows, for the period from inception (February 5, 1988) through June 30, 2000, and (iii) pro forma balance sheet of the Company and its subsidiaries, and related statements for the six months ended June 30, 2000, did not contain any adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles.

         The decision to resign was made by the Former Auditors and was neither approved nor disapproved by the Company's Board of Directors.

         Notwithstanding the statements in the Resignation Letter, the Company is not aware of any disagreements with the Former Auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of the Former Auditors, would have caused the Former Auditors to make reference thereto in their report. In addition, there were no reportable events as described in Item 304(a)(1)(iv)(B) of Regulation S-K.

         The Company has authorized the Former Auditors to respond fully to the inquiries of the Company's new auditors concerning the subject matter of the issues raised in the Resignation Letter.

         The Company has requested that the Former Auditors furnish it with a letter, addressed to the Securities and Exchange Commission, stating whether it agrees with the above statements, which letter the Company received on March 7, 2001, and is attached hereto as Exhibit 16.2. The Company will file an amendment to this Current Report on Form 8-K, responding to the Former Auditors' statements in the Resignation Letter and the letter dated March 7, 2001.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.  Not applicable.

     (b) PRO FORMA FINANCIAL INFORMATION.  Not applicable.

     (c) EXHIBITS.

         16.1 Letter from Bersch Accounting to the Company regarding resignation.

         16.2 Letter from Bersch Accounting to the Securities and Exchange Commission regarding resignation.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 7, 2001                       BIOGAN INTERNATIONAL, INC.


                                           By:  /S/ KERRY SMITH
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                                              Kerry D. Smith, Chief
                                              Financial Officer

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